                                                                    Exhibit 10.2

                               SECURITY AGREEMENT

                             Dated January 10, 2005

                                      From

                         The Grantors referred to herein

                                   as Grantors

                                       to

                              BANK OF AMERICA, N.A.

                               as Collateral Agent

                                TABLE OF CONTENTS

SECTION                                                                                                                      PAGE
Section 1.    Grant of Security............................................................................................    4

Section 2.    Security for Obligations.....................................................................................    9

Section 3.    Grantors Remain Liable.......................................................................................    9

Section 4.    Delivery and Control of Security Collateral..................................................................   10

Section 5.    Maintaining the Account Collateral...........................................................................   11

Section 6.    Investing of Amounts in the Collateral Account and the L/C Collateral Account................................   13

Section 7.    Release of Amounts...........................................................................................   13

Section 8.    Maintaining Electronic Chattel Paper, Transferable Records and Letter-of-Credit
              Rights and Giving Notice of Commercial Tort Claims...........................................................   13

Section 9.    Representations and Warranties...............................................................................   14

Section 10.   Further Assurances...........................................................................................   18

Section 11.   As to Equipment and Inventory................................................................................   19

Section 12.   Insurance....................................................................................................   20

Section 13.   Post-Closing Changes; Bailees; Collections on Assigned Agreements, Receivables and
              Related Contracts............................................................................................   21

Section 14.   As to Intellectual Property Collateral.......................................................................   22

Section 15.   Voting Rights; Dividends; Etc. ..............................................................................   24

Section 16.   As to Letter-of-Credit Rights................................................................................   25

Section 17.   Transfers and Other Liens; Additional Shares.................................................................   25

Section 18.   Collateral Agent Appointed Attorney-in-Fact..................................................................   26

Section 19.   Collateral Agent May Perform.................................................................................   26

Section 20.   The Collateral Agent's Duties................................................................................   26

Section 21.   Remedies.....................................................................................................   27

Section 22.   Amendments; Waivers; Additional Grantors; Etc. ..............................................................   29

Section 23.   Notices, Etc. ...............................................................................................   30

Section 24.   Continuing Security Interest; Assignments under the Credit Agreement.........................................   30

Section 25.   Release; Termination.........................................................................................   31

Section 26.   Execution in Counterparts....................................................................................   32

Section 27.   Governing Law................................................................................................   33

Schedules I       -     Name, Location, Chief Executive Office, Type Of Organization, Jurisdiction Of Organization And
                        Organizational Identification Number
Schedule II       -     Pledged Equity and Pledged Debt
Schedule III      -     Assigned Agreements
Schedule IV       -     Changes in Name, Location, Etc.
Schedule V        -     Patents, Trademarks and Trade Names and Copyrights
Schedule VI       -     IP Agreements
Schedule VII      -     Account Collateral
Schedule VIII     -     Account Collateral not Subject to Account Control Agreement
Schedule IX       -     Commercial Tort Claims
Schedule X        -     Letters of Credit

Exhibits

Exhibit A         -     Form of Security Agreement Supplement
Exhibit B         -     Form of Consent and Agreement
Exhibit C         -     Form of Intellectual Property Security Agreement
Exhibit D         -     Form of Intellectual Property Security Agreement Supplement
Exhibit E         -     Form of Consent to Assignment of Letter of Credit Rights

                               SECURITY AGREEMENT

            SECURITY AGREEMENT dated January 10, 2005 made by CRICKET COMMUNICATIONS, INC., a Delaware corporation (the "BORROWER"), LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (Holdings), the other Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section
22) (the Borrower, Holdings, the Persons so listed and the Additional Grantors being, collectively, the "GRANTORS"), to BANK OF AMERICA, N.A. ("BANK OF AMERICA"), as collateral agent (in such capacity, together with any successor collateral agent appointed pursuant to Article IX of the Credit Agreement (as hereinafter defined), the "COLLATERAL AGENT") for the Secured Parties (as defined in the Credit Agreement).

            PRELIMINARY STATEMENTS.

            (1) The Borrower and Holdings have entered into a Credit Agreement dated as of the date hereof (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT") with the Lenders and the Agents (each as defined therein).

            (2) Pursuant to the Credit Agreement, the Grantors are entering into this Agreement in order to grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in the Collateral (as hereinafter defined).

            (3) Each Grantor is the owner of the shares of stock or other Equity Interests set forth opposite such Grantor's name on and as otherwise described in Part I of Schedule II hereto (the "INITIAL PLEDGED EQUITY") and in
Part III of Schedule II hereto and issued by the Persons named therein and of the indebtedness set forth opposite such Grantor's name on and as otherwise described in Part II of Schedule II hereto (the "INITIAL PLEDGED DEBT") and in
Part IV of Schedule II hereto and issued by the obligors named therein.

            (4) The Borrower and Holdings have security entitlements (the "PLEDGED SECURITY ENTITLEMENTS") with respect to all the financial assets (the "PLEDGED FINANCIAL ASSETS") credited from time to time to the Borrower's and Holdings' accounts, respectively, as described in Schedule VII hereto (the "SECURITIES ACCOUNTS").

            (5) The Borrower has opened a l/c collateral deposit account, Account No. 1233304415 (the "L/C COLLATERAL ACCOUNT"), with Bank of America at its office at 1850 Gateway Blvd, 3rd Floor, Concord, California 94520, in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

            (6) The Borrower has opened a collateral deposit account, Account No. 1233304434 (the "COLLATERAL ACCOUNT"), with Bank of America at its office at 1850 Gateway Blvd, 3rd Floor, Concord, California 94520, in the name of the Borrower but under the sole dominion and control of the Collateral Agent and subject to the terms of this Agreement.

            (7) Certain of the Grantors have opened other deposit accounts (the "OTHER DEPOSIT ACCOUNTS") with banks, in the name of such Grantors and subject to the terms of this Agreement, as described in Schedule VII hereto.

            (8) The Borrower is the beneficiary under certain letters of credit as described in Schedule X.

            (9) It is a condition precedent to the making of Loans and the issuance of Letters of Credit by the Lenders under the Credit Agreement and the entry into Secured Hedge Agreements by the Hedge Banks from time to time that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

            (10) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

            (11) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) and/or in the Federal Book Entry Regulations (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations. "UCC" means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. The term "FEDERAL BOOK ENTRY REGULATIONS" means (a) the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bills, notes and bonds and Subpart D ("Additional Provisions") of 31 C.F.R. Part 357, 31 C.F.R. Section 357.2,
Section 357.10 through Section 357.15 and Section 357.40 through Section 357.45 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and issue Letters of Credit under the Credit Agreement and to induce the Hedge Banks to enter into Secured Hedge Agreements from time to time, each Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:

            Section 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "COLLATERAL"), but excluding licenses, permits or authorizations issued by the Federal Communications Commission (the "FCC") ("WIRELESS LICENSES") to the extent that the grant of a security interest in such Wireless

Licenses is prohibited under applicable Federal Law, provided that the Collateral shall include (x) the right to receive all proceeds derived from the sale, assignment, transfer or transfer of control of Wireless Licenses, (y) proceeds of Wireless Licenses and (z) any Wireless Licenses as to which the FCC has consented to the grant of a security interest under this Agreement:

            (a) all equipment in all of its forms, including, without limitation, all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto and all software related thereto, including, without limitation, software that is embedded in and is part of the equipment (any and all such property being the "EQUIPMENT");

            (b) all inventory in all of its forms, including, without limitation, (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor, and all accessions thereto and products thereof and documents therefor, and all software related thereto, including, without limitation, software that is embedded in and is part of the inventory (any and all such property being the "INVENTORY");

            (c) all accounts (including, without limitation, health-care-insurance receivables), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clause
      (d), (e) or (f) below, being the "RECEIVABLES", and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the "RELATED CONTRACTS");

            (d)   the following (the "SECURITY COLLATERAL"):

                  (i) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

                  (ii) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

                  (iii) all additional shares of stock and other Equity
            Interests from time to time acquired by such Grantor in any manner,
            (A) other than Equity Interests in the Excluded Subsidiaries and (B) limited, in the case of Equity Interests in any entity (other than the Excluded Subsidiaries) that is a "controlled foreign corporation" under Section 957 of the Internal Revenue Code, to 66% of the capital stock of each such entity to the extent that any material adverse tax consequences to the applicable Grantor would otherwise result, (such shares and other Equity Interests, together with the Initial Pledged Equity, being the "PLEDGED EQUITY"), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto;

                  (iv) all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the "PLEDGED DEBT") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                  (v) the Securities Account, all Pledged Security Entitlements with respect to all Pledged Financial Assets from time to time credited to the Securities Account, and all Pledged Financial Assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements or such Pledged Financial Assets and all subscription warrants, rights or options issued thereon or with respect thereto;

                  (vi)  except for property excluded in clause (iii)(A) or
            (iii)(B) above, all other investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts,
            (D) commodity contracts and (E) commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all subscription warrants, rights or options issued thereon or with respect thereto;

            (e) each of the agreements listed on Schedule III hereto, the IP Agreements (as hereinafter defined), and each Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "ASSIGNED AGREEMENTS"), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "AGREEMENT COLLATERAL");

            (f)   the following (collectively, the "ACCOUNT COLLATERAL"):

                  (i) the Collateral Account, the L/C Collateral Account and the Other Deposit Accounts and all funds and financial assets from time to time credited thereto (including, without limitation, all Cash Equivalents), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Account, the L/C Collateral Account and the Other Deposit Accounts;

                  (ii) all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                  (iii) all interest, dividends, distributions, cash,
            instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

            (g) the following (collectively, the "INTELLECTUAL PROPERTY COLLATERAL"):

                  (i) all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto ("PATENTS");

                  (ii) all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together, in each case, with the goodwill symbolized thereby ("TRADEMARKS");

                  (iii) all copyrights, including, without limitation,
            copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered ("COPYRIGHTS");

                  (iv) all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing ("COMPUTER SOFTWARE");

                  (v) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, "TRADE SECRETS"), and all other intellectual, industrial and intangible property of any type, including, without limitation, industrial designs and mask works;

                  (vi) all registrations and applications for registration for any of the foregoing, including, without limitation, those registrations and applications for registration set forth in
            Schedule V hereto (as such Schedule V may be supplemented from time to time by supplements to this Agreement, each such supplement being substantially in the form of Exhibit D hereto (an "IP SECURITY AGREEMENT SUPPLEMENT") executed by such Grantor to the Collateral Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof;

                  (vii) all tangible embodiments of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

                  (viii) all agreements, permits, consents, orders and
            franchises relating to the license, development, use or disclosure of any of the foregoing to which such Grantor, now or hereafter, is a party or a beneficiary ("IP AGREEMENTS"), including, without limitation, the agreements set forth in Schedule VI hereto; and

                  (ix) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

            (h) all commercial tort claims described in Schedule IX hereto (collectively the "COMMERCIAL TORT CLAIMS COLLATERAL");

            (i) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral; and

            (j) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (i) of this Section 1 and this clause (j)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) tort claims, including, without limitation, all commercial tort claims and (C) cash;

provided, however, that notwithstanding anything to the contrary set forth above, in no event shall the security interest granted under this Agreement attach to (x) any license, contract, property right or agreement (including any collateral directly associated with any of the foregoing the grant of a Lien on which is permitted under Section 7.01 of the Credit Agreement) to which any Grantor is a party or any of such Grantor's rights or interests thereunder if and for so long as (but only for so long as) the grant of such security interest
(I) gives any other party to such license, contract, property right or agreement the right to terminate its obligations thereunder, (II) constitutes or results in the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (III) constitutes or results in a breach or termination pursuant to the terms of, or a default under, such license, contract, property right or agreement (other than to the extent that any such terms referred to in any of clauses (I), (II) and (III) are rendered ineffective by the terms of any of Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or any similar statute or successor provision or provisions) or (y) any leasehold interest in real property.

            Section 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "SECURED OBLIGATIONS").

            Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            Section 4. Delivery and Control of Security Collateral. (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 15(a). In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall also have the right at any time to convert Security Collateral consisting of financial assets credited to the Securities Account to Security Collateral consisting of financial assets held directly by the Collateral Agent, and to convert Security Collateral consisting of financial assets held directly by the Collateral Agent to Security Collateral consisting of financial assets credited to the Securities Account.

            (b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof (or, if the issuer thereof is not a Subsidiary of such Grantor, use commercially reasonable efforts to cause the issuer thereof) either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Collateral Agent. With respect to any Security Collateral in which any Grantor has any right, title or interest and that is not an uncertificated security, upon the request of the Collateral Agent upon the occurrence and during the continuance of an Event of Default, such Grantor will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder.

            (c) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a security entitlement in which the Collateral Agent is not the entitlement holder, except for any such Security Collateral to which a Lien permitted under any of clauses (b), (e),
(f), (h), (n) or (p) of Section 7.01 of the Credit Agreement has attached, such Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Collateral Agent (such agreement being a "SECURITIES ACCOUNT CONTROL AGREEMENT").

            (d) No Grantor will change or add any securities intermediary or commodity intermediary that maintains any securities account or commodity account in which any of the

Collateral is credited or carried, or change or add any such securities account or commodity account, in each case without first complying with the above provisions of this Section 4 in order to perfect the security interest granted hereunder in such Collateral.

            (f) Upon the request of the Collateral Agent upon the occurrence and during the continuance of an Event of Default, such Grantor will notify each such issuer of Pledged Debt that such Pledged Debt is subject to the security interest granted hereunder.

            Section 5. Maintaining the Account Collateral. So long as any Loan or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Secured Hedge Agreement shall be in effect or any Lender shall have any Commitment:

            (a) Except in the case of Account Collateral with Wells Fargo Bank, N.A. and Pershing LLC, which shall be maintained in accordance with this paragraph from and after the date hereof, from and after the date which is 60 days after the date hereof (as such date may be extended on the terms permitted by the Credit Agreement and provided that if such Grantor has used commercially reasonable efforts to obtain the Account Control Agreement described below, such Grantor shall have an additional 30 days to either (A) obtain such Account Control Agreement or (B) move the applicable Account Collateral to a Pledge Account Bank that is party to an Account Control Agreement), each Grantor will maintain all Account Collateral only with the Collateral Agent or with banks (the "PLEDGED ACCOUNT BANKS") that have agreed, in a record authenticated by the Grantor, the Collateral Agent and the Pledged Account Banks, to (i) comply with instructions originated by the Collateral Agent directing the disposition of funds in the Account Collateral without the further consent of the Grantor and (ii) waive or subordinate in favor of the Collateral Agent all claims of the Pledged Account Banks (including, without limitation, claims by way of a security interest, lien or right of setoff or right of recoupment, except for debits by the Pledged Account Banks for fees, charges or returned item amounts) to the Account Collateral, which authenticated record shall be in form and substance satisfactory to the Collateral Agent (the "ACCOUNT CONTROL AGREEMENT"); provided, however, this Section 5(a) shall not apply to Other Deposit Accounts listed in
      Schedule VIII hereto so long as the individual balance of any such Other Deposit Account does not exceed $100,000 and the aggregate of the balances in all such Other Deposit Accounts (together with any other deposit accounts of all Grantors not then subject to Account Control Agreements) does not exceed $500,000, in each case at any time.

            (b) Each Grantor will deposit in an Other Deposit Account or the Collateral Account or pay to the Collateral Agent for deposit in the Collateral Account, at the end of each Business Day, all proceeds of Collateral and all other cash of such Grantor, other than (i) petty cash that in the ordinary course of business is kept at such Grantor's offices and (ii) checks received at such Grantor's offices that in the ordinary course of business are not deposited into a deposit account on a daily basis but which are deposited at least once per week.

            (c) Each Grantor agrees that it will not add any bank that maintains a deposit account for such Grantor or open any new deposit account with any then existing Pledged Account Bank unless (except with respect to any new deposit account the individual balance of which does not exceed $100,000 and does not exceed when aggregated with all other Other Deposit Accounts not then subject to Account Control Agreements, including those referred to in the proviso to clause (a) above, $500,000)
      (i) the Collateral Agent shall have received at least three Business Days' prior written notice of such additional bank or such new deposit account and (ii) the Collateral Agent shall have received, in the case of a bank or Pledged Account Bank that is not the Collateral Agent, an Account Control Agreement authenticated by such new bank and such Grantor, or a supplement to an existing Account Control Agreement with such then existing Pledged Account Bank, covering such new deposit account (and, upon the receipt by the Collateral Agent of such Account Control Agreement or supplement, Schedule VII hereto shall be automatically amended to include such Other Deposit Account). Each Grantor agrees that it will not terminate any bank as a Pledged Account Bank or terminate any Account Collateral, except that the Grantor may terminate an Other Deposit Account, and terminate a bank as a Pledged Account Bank with respect to such Other Deposit Account, if it gives the Collateral Agent at least three Business Days' prior written notice of such termination (and, upon such termination, Schedule VII hereto shall be automatically amended to delete such Pledged Account Bank and Other Deposit Account).

            (d) Upon any termination by a Grantor of any Other Deposit Account by such Grantor, or any Pledged Account Bank with respect thereto, such Grantor will immediately transfer all funds and property held in such terminated Other Deposit Account to another Other Deposit Account listed in Schedule VII or to the Collateral Account so that the Collateral Agent shall have a continuously perfected security interest in such Account Collateral, funds and property. Each Grantor agrees to terminate any or all Account Collateral and Account Control Agreements upon request by the Collateral Agent.

            (e) The Collateral Agent shall have sole right in accordance with the Credit Agreement to direct the disposition of funds with respect to the Collateral Account, the L/C Collateral Account and, after the occurrence and during the continuance of an Event of Default and the exercise by the Collateral Agent of its right to exclusive control over the Other Deposit Accounts, the Other Deposit Accounts; and it shall be a term and condition of each of the Collateral Account and the L/C Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Collateral Account or the L/C Collateral Account, as the case may be, that no amount (including, without limitation, interest on Cash Equivalents credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from the Collateral Account or the L/C Collateral Account; and it shall be a term and condition of the Other Deposit Accounts that after the exercise by the Collateral Agent of its right to exclusive control over the Other Deposit Accounts, notwithstanding any term or condition to the contrary in any other agreement relating to the Other Deposit Accounts, no amount (including, without limitation, interest on Cash Equivalents credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from the Other Deposit Accounts.

            (f) The Collateral Agent may, at any time, after the occurrence and during the continuance of an Event of Default, and without notice to, or consent from, the Grantor, (i) transfer, or direct the transfer of, funds from the Account Collateral to satisfy the Grantor's obligations under the Loan Documents (to the extent such obligations are due and payable) if an Event of Default shall have occurred and be continuing and
      (ii) transfer, or direct the transfer of, funds from the Other Deposit Accounts to the Collateral Account, in each case, as permitted under the Credit Agreement.

            Section 6. Investing of Amounts in the Collateral Account and the L/C Collateral Account. The Collateral Agent will, subject to the provisions of Sections 5, 7 and 21, from time to time (a) invest, or direct the applicable Pledged Account Bank to invest, amounts received with respect to the Collateral Account and the L/C Collateral Account in such Cash Equivalents credited to (A) the Collateral Account and the L/C Collateral Account, respectively, as the Collateral Agent may select or (B) in the case of Cash Equivalents consisting of Securities Collateral, a securities account in which the Collateral Agent is the securities intermediary or a securities account subject to a Securities Account Control Agreement, and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents credited in the same manner. Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided above shall be deposited and held in the relevant Collateral Account or L/C Collateral Account. In addition, the Collateral Agent shall have the right at any time to exchange, or direct the applicable Pledged Account Bank at which the Collateral Account or the L/C Collateral Account is held to exchange, such Cash Equivalents for similar Cash Equivalents of smaller or larger determinations, or for other Cash Equivalents, credited to the Collateral Account or the L/C Collateral Account, as the case may be.

            Section 7. Release of Amounts. So long as no Default shall have occurred and be continuing, the Collateral Agent will pay and release, or direct the applicable Pledged Account Bank to pay and release, to the Borrower or at its order or, at the request of the Borrower, to the Administrative Agent to be applied to the Obligations of the Borrower under the Loan Documents, such amount, if any, as is then on deposit in the Collateral Account or the L/C Collateral Account, as the case may be, in each case to the extent permitted to be released under the terms of the Credit Agreement.

            Section 8. Maintaining Electronic Chattel Paper, Transferable Records and Letter-of-Credit Rights and Giving Notice of Commercial Tort Claims. So long as any Loan or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Secured Hedge Agreement shall be in effect or any Lender shall have any
Commitment:

            (a) Each Grantor will maintain all (i) electronic chattel paper so that the Collateral Agent has control of the electronic chattel paper in the manner specified in Section 9-105 of the UCC and (ii) all transferable records so that the Collateral Agent has control of the transferable records in the manner specified in Section 16 of the Uniform

      Electronic Transactions Act, as in effect in the jurisdiction governing such transferable record ("UETA" );

            (b) Each Grantor will use commercially reasonable efforts to maintain all letter-of-credit rights associated with the letters of credit described in Schedule X, so that the Collateral Agent has control of such letter-of-credit rights in the manner specified in Section 9-107 of the UCC; and

            (c) Each Grantor will promptly give notice to the Collateral Agent of any material commercial tort claim that such Grantor has from time to time and will promptly execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action, to subject such commercial tort claim to the first priority security interest created under this Agreement, subject to Liens permitted under the Credit Agreement.

            Section 9. Representations and Warranties. Each Grantor represents and warrants as follows:

            (a) Such Grantor's exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule I hereto. Such Grantor has only the trade names and registered trademarks listed on
      Schedule V hereto. Such Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office in the state or jurisdiction set forth in Schedule I hereto. The information set forth in
      Schedule I hereto with respect to such Grantor is true and accurate in all respects. Such Grantor has not previously changed its name, location, chief executive office, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except as disclosed in Schedule IV hereto.

            (b) All of the Equipment and Inventory of such Grantor are located at locations for which financing statements in proper form for filing have been delivered to the Administrative Agent pursuant to Section 4.01(a)(iii)(B) of the Credit Agreement. All Security Collateral consisting of certificated securities and instruments have been delivered to the Collateral Agent. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument with a face amount in excess of $50,000 that has not been delivered to the Collateral Agent.

            (c) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the Lien created under this Agreement or any Lien permitted under the Credit Agreement. To such Grantor's knowledge, no effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Loan Documents or as otherwise permitted under the Credit Agreement.

            (d) Such Grantor, either individually or together with one or more other Grantors, has exclusive possession and control of its Equipment and Inventory other than

      Inventory stored at any leased premises or warehouse and except as a third party may have possession or control of Equipment or Inventory in the ordinary course of such Grantor's business. In the case of Equipment and Inventory located on leased premises or in warehouses, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has any Lien, claim or charge (based on contract, statute or otherwise) on such Equipment and Inventory, other than any Lien permitted under the Credit Agreement.

            (e) The Initial Pledged Equity pledged by such Grantor hereunder has been duly authorized and validly issued and is fully paid and non-assessable. With respect to the Pledged Equity that is an uncertificated security, such Grantor has caused (or, in the case of any issuer that is not a Subsidiary of such Grantor, has used commercially reasonable efforts to cause) the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor. If such Grantor is an issuer of Pledged Equity, such Grantor confirms that it has received notice of such security interest. The Initial Pledged Debt pledged by such Grantor hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, is evidenced by one or more promissory notes (which notes have been delivered to the Collateral Agent) and is not in default.

            (f) As of November 30, 2004, the Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule II hereto. As of November 30, 2004, the Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding in the principal amount indicated on Schedule II hereto.

            (g) All of the investment property owned by such Grantor as of November 30, 2004 is listed on Schedule II hereto.

            (h) Such Grantor has no deposit accounts, other than the Account Collateral listed on Schedule VII hereto, as such Schedule VII may be amended from time to time pursuant to Section 5(d), and legal, binding and enforceable (subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law)) Account Control Agreements are in effect for each deposit account that constitutes Account Collateral (other than Account Collateral consisting of deposit accounts maintained with the Collateral Agent), except to the extent such Account Control Agreements are not required pursuant to the terms of Section 5(a).

            (i) Such Grantor is not a beneficiary or assignee under any letter of credit, other than (i) letters of credit with a face amount of less than $100,000 and (ii) the letters of credit described in Schedule X hereto, as such Schedule X may be amended from time to time.

            (j) (i) Except to the extent not required by the terms of the Loan Documents, all actions necessary to obtain control of Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and Section 16 of UETA and actions necessary to perfect the Collateral Agent's security interest with respect to Collateral evidenced by a certificate of ownership have been duly taken, (ii) all UCC financing statements and United States Patent and Trademark Office and United States Copyright Office filings required to be filed in order to perfect the Collateral Agent's security interest in the Collateral of such Grantor have been delivered to the Administrative Agent in proper form for filing, and (iii) this Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, together with such filings described in clause (ii) to the extent made and such actions described in clause (i) to the extent taken, perfected first priority (except to the extent of any Lien permitted under Section 7.01 of the Credit Agreement that is prior to the Lien created under this Agreement) security interest in the Collateral of such Grantor, securing the payment of the Secured Obligations.

            (k) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the grant by such Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing statements referred to above and all required continuation statements, the recordation of the grant of security in the Intellectual Property Collateral that is the subject of United States federal registrations or applications with the U.S. Patent and Trademark Office and the U.S. Copyright Office, as applicable, and the actions described in Section 4 with respect to Security Collateral, or (iii) the exercise by the Collateral Agent of its voting rights provided for in this Agreement, except as may be required (x) in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally, (y) by FCC rules and regulations in the case of any disposition of Equity Interests in a Subsidiary that holds FCC Licenses and (z) in connection with any exercise of voting rights with respect to Equity Interests of entities that are not Subsidiaries.

            (l)   As to itself and its Intellectual Property Collateral:

                  (i) The operation of such Grantor's business as currently conducted or as contemplated to be conducted and the use of the Intellectual Property Collateral in connection therewith do not conflict with, infringe, misappropriate, dilute, misuse or otherwise violate the intellectual property rights of any third party, except as could not reasonably be expected to have a Material Adverse Effect.

                  (ii) Such Grantor is the owner of all right, title and interest in and to the Intellectual Property Collateral set forth on
            Schedule V. Such Grantor is entitled to use all Intellectual Property Collateral as such Intellectual Property Collateral is in use as of the date of this Agreement, except as could not reasonably be expected to have a Material Adverse Effect.

                  (iii) The Intellectual Property Collateral set forth on
            Schedule V hereto includes all of the patents, patent applications, trademark registrations and applications and copyright registrations and applications owned by such Grantor.

                  (iv) All registrations for the Intellectual Property Collateral set forth on Schedule V are subsisting and have not been adjudged invalid or unenforceable in whole or any material part, and to such Grantor's knowledge, are valid and enforceable, except as could not reasonably be expected to have a Material Adverse Effect. Such Grantor does not have knowledge of any uses by such Grantor of any item of Intellectual Property Collateral that could be expected to lead to such item becoming invalid or unenforceable, except as could not reasonably be expected to have a Material Adverse Effect.

                  (v) Except as could not reasonably be expected to have a Material Adverse Effect, such Grantor has made or performed all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in the Intellectual Property Collateral set forth on Schedule VI in full force and effect throughout the United States and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the Patents and Trademarks with the U.S. Patent and Trademark Office, and recordation of any of its interests in the Copyrights with the U.S. Copyright Office and in corresponding national and international copyright offices. Such Grantor has used proper statutory notice in connection with its use of each material patent, trademark and copyright in the Intellectual Property Collateral, except as could not reasonably be expected to have a Material Adverse Effect.

                  (vi) As of the date hereof and except as could not reasonably be expected to have a Material Adverse Effect, no claim, action, suit, investigation, litigation or proceeding has been asserted or is pending or to such Grantor's knowledge, threatened against such Grantor (i) based upon or challenging or seeking to deny or restrict the Grantor's rights in or use of any of the Intellectual Property Collateral, (ii) alleging that the Grantor's rights in or use of the Intellectual Property Collateral or that any services provided by, processes used by, or products manufactured or sold by, such Grantor infringe, misappropriate, dilute, misuse or otherwise violate any patent, trademark, copyright or any other proprietary right of any third party, or (iii) alleging that the Intellectual Property Collateral is being licensed or sublicensed in violation or contravention of the terms of any license or other agreement. To such Grantor's knowledge, no Person is engaging in any activity that infringes, misappropriates, dilutes, misuses or otherwise violates in any material respect the Intellectual Property Collateral or the Grantor's rights in or use thereof, except as could not reasonably be expected to have a Material Adverse Effect. Such Grantor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any part of the Intellectual Property Collateral, except as could not reasonably be expected to have a Material Adverse Effect. The consummation of the transactions contemplated by the Transaction Documents will not result in the termination or impairment of any of the Intellectual Property Collateral in any material respect.

                  (vii) With respect to each IP Agreement and in each case,
            except as could not reasonably be expected to have a Material Adverse Effect: (A) such IP Agreement is, to such Grantor's knowledge, valid and binding and in full force and effect; (B) such IP Agreement will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such IP Agreement or otherwise give any party thereto a right to terminate such IP Agreement; (C) such Grantor has not received any written notice of termination or cancellation under such IP Agreement; (D) such Grantor has not received any written notice of a breach or default under such IP Agreement, which breach or default has not been cured; (E) such Grantor has not granted to any other third party any rights, adverse or otherwise, under such IP Agreement; and (F) neither such Grantor nor any other party to such IP Agreement is in breach or default thereof in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such IP Agreement.

                  (viii) To such Grantor's knowledge, (A) none of the Trade
            Secrets of such Grantor has been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other Person other than such Grantor; (B) no employee, independent contractor or agent of such Grantor has misappropriated any trade secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (C) no employee, independent contractor or agent of such Grantor is in default or breach of any material term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor's Intellectual Property Collateral, except, in each case, as could not reasonably be expected to have a Material Adverse Effect.

                  (ix) No Grantor or Intellectual Property Collateral is subject to any outstanding consent, settlement, decree, order, injunction, judgment or ruling restricting the use of any Intellectual Property Collateral or that would impair the validity or enforceability of such Intellectual Property Collateral except as could not reasonably be expected to have a Material Adverse Effect.

            (m) The Grantor has no material commercial tort claims (as defined in Section 9-102(13) of the UCC) other than those listed in Schedule IX hereto (as amended from time to time.

            Section 10. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or desirable, or that the Collateral Agent may request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such
Grantor: (i) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Collateral Agent hereunder such note or instrument or chattel paper with a face amount exceeding $50,000 duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent;
(ii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (iii) deliver and pledge to the Collateral Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (iv) take all action necessary to ensure that the Collateral Agent has control of Collateral consisting of deposit accounts, electronic chattel paper, investment property, letter-of-credit rights and transferable records as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and in Section 16 of UETA, except as not required by the terms of the Loan Documents; (v) take all action to ensure that the Collateral Agent's security interest is noted on any certificate of ownership related to any Collateral with a value in excess of $100,000 that is evidenced by a certificate of ownership; (vi) use commercially reasonable efforts to cause the Collateral Agent to be the beneficiary under all letters of credit set forth on Schedule X, with the right to make all draws under such letters of credit, and with all rights of a transferee under Section 5-114(e) of the UCC; and (vii) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by such Grantor under this Agreement has been taken.

            (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

            (c) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

            Section 11. As to Equipment and Inventory. Each Grantor will keep the Equipment and Inventory of such Grantor (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 9(b) or, upon 30 days' prior written notice to the Collateral Agent, at such other places designated by the Grantor in such notice.

            Section 12. Insurance. (a) Each insurance policy required to be maintained in accordance with Section 6.07 of the Credit Agreement shall (i) name such Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent (jointly with such Grantor) notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer. Each Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor will, at the request of the Collateral Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of this
Section 12 and use commercially reasonable efforts to cause the insurers to acknowledge notice of such assignment.

            (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 12 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory, the applicable Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder or by the Credit Agreement, to pay or as reimbursement for the costs of such repairs or replacements, except in each case where the failure to do so could not reasonably be expected to have a Material Adverse Effect and provided that nothing in this Section shall require the making of any repair or replacement of any Equipment or Inventory where such repair or replacement would not be commercially reasonable.

            (c) So long as no Default under Section 8.01(a) or (f) of the Credit Agreement or Event of Default shall have occurred and be continuing, all insurance payments received by the Collateral Agent in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Collateral Agent to the applicable Grantor for application in accordance with
Section 12(b). To the extent that (i) the amount of any such insurance payments exceeds the cost of any such repair, replacement or restoration, or (ii) such insurance payments are not otherwise required by the applicable Grantor to complete any such repair, replacement or restoration required hereunder, the amount of such excess shall be applied in the manner set forth in the Credit Agreement. Upon the occurrence and during the continuance of any Event of Default, all insurance payments in respect of such Equipment or Inventory shall be paid to the Collateral Agent and shall, in the Collateral Agent's sole discretion, (i) be released to the applicable Grantor to be applied as set forth in the first sentence of this subsection (c) or (ii) be held as additional Collateral hereunder or applied as specified in Section 21(b).

            Section 13. Post-Closing Changes; Bailees; Collections on Assigned Agreements, Receivables and Related Contracts. (a) No Grantor will change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Section 9(a) of this Agreement without first giving at least 30 days' prior written notice to the Collateral Agent and taking all action reasonably required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. No Grantor will change the location of the Equipment and Inventory from the locations therefor specified in Section 9(b) without first giving the Collateral Agent 30 days' prior written notice of such change. No Grantor will become bound by a security agreement authenticated by another Person (determined as provided in Section 9-203(d) of the UCC) without giving the Collateral Agent 30 days' prior written notice thereof and taking all action required by the Collateral Agent to ensure that the perfection and first priority nature of the Collateral Agent's security interest in the Collateral will be maintained, except as permitted by the terms of the Loan Documents and subject to Liens permitted under the Credit Agreement. Each Grantor will hold and preserve its records relating to the Collateral, including, without limitation, the Assigned Agreements and Related Contracts, and will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and other documents. If the Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Agent of such organizational identification number.

            (b) If any Collateral of any Grantor is at any time in the possession or control of a warehouseman, bailee or agent, and if the Collateral Agent so requests such Grantor will (i) notify such warehouseman, bailee or agent of the security interest created hereunder, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral solely for the Collateral Agent's account subject only to the Collateral Agent's instructions (which shall permit such Collateral to be removed by such Grantor in the ordinary course of business until the Collateral Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing), (iii) use commercially reasonable efforts, to cause such warehouseman, bailee or agent to authenticate a record acknowledging that it holds possession of such Collateral for the Collateral Agent's benefit and shall act solely on the instructions of the Collateral Agent as specified in clause
(ii) above without the further consent of the Grantor or any other Person, and
(iv) if so obtained, make such authenticated record available to the Collateral Agent.

            (c) Except as otherwise provided in this subsection (c), each Grantor will continue to collect, in the ordinary course of business and at its own expense, amounts due or to become due such Grantor under the Assigned Agreements, Receivables and Related Contracts. In connection with such collections, such Grantor may take (and, at the Collateral Agent's direction, will take) such action as such Grantor or the Collateral Agent may reasonably deem necessary or advisable to enforce collection of the Assigned Agreements, Receivables and Related Contracts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors (other than customers of any Grantor) under any Assigned Agreements, Receivables and Related Contracts of the assignment of such Assigned Agreements, Receivables and Related Contracts to the Collateral Agent and to direct such obligors (other than customers of any Grantor) to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Assigned

Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including, without limitation, those set forth set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Assigned Agreements, Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be deposited in the Collateral Account and either (A) released to such Grantor on the terms set forth in Section 7 so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing and the Collateral Agent so elects as provided in Section 21(b), applied as provided in Section 21(b) and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any obligor thereof, or allow any credit or discount thereon, except in the ordinary course of business or in connection with any settlement with the obligor thereof. No Grantor will consent to the subordination of its right to payment under any of the Assigned Agreements, Receivables and Related Contracts to any other indebtedness or obligations of the obligor thereof.

            Section 14. As to Intellectual Property Collateral. (a) With respect to each item of its Intellectual Property Collateral, each Grantor agrees to take, at its expense, all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of all material Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect, and (ii) to the extent commercially reasonable, pursue the registration and maintenance of each material patent, trademark, or copyright registration or application, now or hereafter included in the Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. No Grantor shall, without the written consent of the Collateral Agent, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Grantor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect.

            (b) Each Grantor agrees promptly to notify the Collateral Agent if such Grantor has knowledge (i) that any material item of the Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding such Grantor's ownership of any of the Intellectual

Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral.

            (c) In the event that any Grantor has knowledge that any item of the Intellectual Property Collateral is being infringed or misappropriated by a third party, such Grantor shall (i) take such actions, at its expense, as such Grantor deems reasonable and appropriate under the circumstances to protect or enforce such Intellectual Property Collateral and (ii) if such Intellectual Property Collateral is of material economic value and such infringement or misappropriation could reasonably be expected to have a Material Adverse Effect, promptly notify the Collateral Agent after such Grantor learns thereof and take such actions, at its expense, as such Grantor deems reasonable and appropriate under the circumstances, which may include, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.

            (d) Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each Grantor shall use proper statutory notice in connection with its use of each material item of its Intellectual Property Collateral and (ii) no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its material Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

            (e) Each Grantor shall take all steps which it reasonably deems appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral.

            (f) With respect to its Intellectual Property Collateral, each Grantor agrees to execute or otherwise authenticate an agreement, in substantially the form set forth in Exhibit C hereto or otherwise in form and substance satisfactory to the Collateral Agent (an "INTELLECTUAL PROPERTY SECURITY AGREEMENT"), for recording the security interest granted hereunder to the Collateral Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

            (g) Each Grantor agrees that should it obtain an ownership interest in any material property of the type set forth in Section 1(g) that is not on the date hereof a part of the Intellectual Property Collateral ("AFTER-ACQUIRED INTELLECTUAL PROPERTY") (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto. Within 30 days after the end of each fiscal year of Holdings, each Grantor shall give written notice to the Collateral Agent identifying the After-Acquired Intellectual Property acquired during such fiscal year (other than After-Acquired Intellectual Property acquired from third parties in the ordinary course of business that is not material to the business of the Loan Parties), and such Grantor shall execute and deliver to the Collateral Agent with such written notice, or otherwise authenticate, an agreement substantially in the form of Exhibit D hereto or otherwise in form and substance satisfactory to the Collateral Agent (an "IP

SECURITY AGREEMENT SUPPLEMENT") covering such After-Acquired Intellectual Property which IP Security Agreement Supplement shall be recorded, if reasonably deemed necessary by the Collateral Agent, with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

            Section 15. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

            (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any material part thereof.

            (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that, except with respect to transactions between and among Loan Parties but subject to the requirements of the Loan Documents with respect to proceeds of Dispositions, any and all

                  (A) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                  (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

                  (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

            (iii) The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

            (b)   Upon the occurrence and during the continuance of an Event of
      Default:

            (i) Except with respect to transactions between and among Loan Parties that are not by the terms of the Credit Agreement prohibited from being consummated after the occurrence of an Event of Default, all rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 15(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 15(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

            (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 15(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

            (iii) The Collateral Agent shall be authorized to send to each Securities Intermediary or Commodity Intermediary as defined in and under any Security Control Agreement a Notice of Exclusive Control as defined in and under such Security Control Agreement.

            Section 16. As to Letter-of-Credit Rights. Each Grantor, by granting a security interest in its Receivables consisting of letter-of-credit rights to the Collateral Agent, intends to (and hereby does) assign to the Collateral Agent its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of letters of credit of which it is or hereafter becomes a beneficiary or assignee. Each Grantor will promptly use its commercially reasonable efforts to cause the issuer of each letter of credit with a face amount in excess of $100,000 and each nominated person (if any) with respect thereto to consent to such assignment of the proceeds thereof in substantially the form of the Consent to Assignment of Letter of Credit Rights attached hereto as Exhibit E or otherwise in form and substance satisfactory to the Collateral Agent and deliver written evidence of such consent to the Collateral Agent.

            Section 17. Transfers and Other Liens; Additional Shares. (a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and Liens permitted to attach to such Collateral under Section
7.01 of the Credit Agreement.

            (b) Each Grantor agrees that it will (i) cause each Subsidiary that is an issuer of the Pledged Equity pledged by such Grantor not to issue any Equity Interests or other securities in addition to or in substitution for the Pledged Equity issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests or other securities, subject to the limitation set forth in Section 1(d)(iii).

            Section 18. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent's discretion, upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (a) to obtain and adjust insurance required to be paid to the Collateral Agent,

            (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

            (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or
      (b) above, and

            (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.

            Section 19. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, as the Collateral Agent deems necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under the Loan Documents.

            Section 20. The Collateral Agent's Duties. (a) The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

            (b) Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a "SUBAGENT") for the Collateral Agent hereunder with respect to all or any part of the Collateral (and shall notify the Borrower of such appointment; provided, that the failure to so notify the Borrower shall not affect the provisions of this Section 20(b)). In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests, obligations and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term "Collateral Agent," when used herein in relation to any rights, powers, privileges, interests, obligations and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

            Section 21. Remedies. If any Event of Default shall have occurred and be continuing and the Administrative Agent shall have so instructed the Collateral Agent:

            (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable;
      (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and
      (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to the Loan Documents) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:

                  (i) first, paid to the Agents for any amounts then owing to the Agents pursuant to Section 8.04 of the Credit Agreement or otherwise under the Loan Documents, ratably in accordance with such respective amounts then owing to the Agents; and

                  (ii) second, ratably (A) paid to the Lenders and the Hedge Banks, respectively, for any amounts then owing to them, in their capacities as such, under the Loan Documents ratably in accordance with such respective amounts then owing to such Lenders and the Hedge Banks, provided that, for purposes of this Section 21, the amount owing to any such Hedge Bank pursuant to any Secured Hedge Agreement to which it is a party (other than any amount therefore accrued and unpaid) shall be deemed to be equal to the Agreement Value therefor and (B) deposited as Collateral in the L/C Collateral Account up to an amount equal to 105% of the aggregate Available Amount of all outstanding Letters of Credit, provided that in the event that any such Letter of Credit is drawn, the Collateral Agent shall pay to the Issuing Bank that issued such Letter of Credit the amount held in the L/C Collateral Account in respect of such Letter of Credit, provided further that, to the extent that any such Letter of Credit shall expire or terminate undrawn and as a result thereof the amount of the Collateral in the L/C Collateral Account shall exceed 105% of the aggregate Available Amount of all then outstanding Letters of Credit, such excess amount of such Collateral shall be applied in accordance with the remaining order of priority set out in this Section 21(b).

      Any surplus of such cash or cash proceeds held by or on the behalf of the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

            (c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

            (d) The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.

            (e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Collateral Agent or its designee such Grantor's written know-how and written expertise, and documents relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

            (f) After the cure or waiver of all Events of Default theretofore existing, upon request by the Borrower and at the Borrower's expense, the Collateral Agent will deliver to the Borrower appropriate evidence of revocation of any notice previously delivered to a third party relating to the Collateral Agent's exercise of its rights over the Collateral.

            Section 22. Amendments; Waivers; Additional Grantors; Supplements to Schedules, Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any party to this Agreement to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

            (b) Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "SECURITY AGREEMENT SUPPLEMENT"), (i) such Person shall be referred to as an "ADDITIONAL GRANTOR" and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to "Grantor" shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to "Collateral" shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental schedules I-X attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I-X, respectively, hereto, and the Collateral Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

            (c) Upon the execution and delivery by any Grantor of a Security Agreement Supplement with appropriate modifications to reflect such Grantor's status as an existing Grantor, any supplemental schedules to such Security Agreement Supplement shall be incorporated into and become a part of and supplement the corresponding schedules to this Agreement, and the Collateral Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to such Security Agreement Supplement; provided that this clause (c) shall not apply to Schedule IV.

            Section 23. Notices, Etc. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

                  (i) if to the Borrower or the Collateral Agent, to the address, telecopier number, electronic mail address or telephone number specified for such Person in the Credit Agreement; and

                  (ii) if to Holdings or any other Grantor, to the address, telecopier number, electronic mail address or telephone number specified as such Grantor's chief executive office on Schedule I hereto.

            Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

            (b) Electronic Communications. The Collateral Agent or any Grantor may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

            Unless the Collateral Agent otherwise prescribes, notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

            Section 24. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of
(i) the payment in full in cash of the Secured Obligations, (ii) the Maturity Date and (iii) the termination or expiration of all Letters of Credit and all Secured Hedge Agreements, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes, if any, held by it) subject to compliance with Section 10.06 of the Credit Agreement, and such permitted assignee or transferee shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in
Section 10.06 of the Credit Agreement.

            Section 25. Release; Termination. (a) Upon any sale, lease, transfer or other Disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business as to which the assignment and security interest created hereunder shall be automatically released), (i) (x) if the value of the assets so disposed of in any single transaction or series of related transactions does not exceed $10,000,000 or (y) if the value of assets so Disposed of in any transaction or series of related transactions exceeds $10,000,000 and the Borrower notifies the Collateral Agent at least five Business Days in advance of such proposed Disposition, then in each case with respect to clauses (x) and (y) such item of Collateral shall be automatically released from the assignment and security interest created under this Agreement upon consummation of such Disposition and (ii) if the value of assets so Disposed of in any transaction or series of related transactions exceeds $10,000,000 and the Borrower does not notify the Collateral Agent at least five Business Days in advance of such Disposition, then such item shall not be released from the assignment and security interest created under this Agreement until such time as the Collateral Agent shall have executed and delivered to such Grantor the release referred to in the next succeeding sentence. The Collateral Agent agrees to execute and deliver (at such Grantor's expense) such documents as such Grantor shall reasonably request to evidence the release of an item of Collateral from the assignment and security interest granted hereby to the extent that (A) such Grantor shall have delivered to the Collateral Agent a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and an estimate of any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may request and (B) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance with Section 2.04 of the Credit Agreement shall, if and to the extent so required as of the date of such certificate, have been paid or made to, or in accordance with the instructions of, the Collateral Agent when and as required under Section 2.04 of the Credit Agreement. Each Grantor agrees that it will notify the Collateral Agent within two Business Days after any Disposition by such Grantor of a type referred to in subclause (x) of clause (i) above involving assets with a fair market value of $1,000,000 or more.

            (b) Upon the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the Maturity Date and (iii) the termination or expiration of all Letters of Credit and all Secured Hedge Agreements, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination and reversion.

            Section 26. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

            Section 27. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        CRICKET COMMUNICATIONS, INC.
Address for Notices:

10307 Pacific Center Court              By:  /s/ S. Douglas Hutcheson
San Diego, CA 92121                     Name:  S. Douglas Hutcheson
                                        Title:  Chief Financial Officer

Address for Notices:                    LEAP WIRELESS INTERNATIONAL, INC.
                                        TELEPHONE ENTERTAINMENT NETWORK, INC.
10307 Pacific Center Court              CHASETEL LICENSEE CORP.
San Diego, CA 92121                     CRICKET LICENSEE (ALBANY), INC.
                                        CRICKET LICENSEE (COLUMBUS), INC.
                                        CRICKET LICENSEE (DENVER) INC.
                                        CRICKET LICENSEE (LAKELAND) INC.
                                        CRICKET LICENSEE (MACON), INC.
                                        CRICKET LICENSEE (NORTH CAROLINA) INC.
                                        CRICKET LICENSEE (PITTSBURGH) INC.
                                        CRICKET LICENSEE (REAUCTION), INC.
                                        CRICKET LICENSEE I, INC.
                                        CRICKET LICENSEE II, INC.
                                        CRICKET LICENSEE III, INC.
                                        CRICKET LICENSEE IV, INC.
                                        CRICKET LICENSEE V, INC.
                                        CRICKET LICENSEE VI, INC.
                                        CRICKET LICENSEE VII, INC.
                                        CRICKET LICENSEE VIII, INC.
                                        CRICKET LICENSEE IX, INC.
                                        CRICKET LICENSEE X, INC.
                                        CRICKET LICENSEE XII, INC.
                                        CRICKET LICENSEE XIII, INC.
                                        CRICKET LICENSEE XIV, INC.
                                        CRICKET LICENSEE XV, INC.
                                        CRICKET LICENSEE XVI, INC.
                                        CRICKET LICENSEE XVII, INC.
                                        CRICKET LICENSEE XVIII, INC.
                                        CRICKET LICENSEE XIX, INC.
                                        CRICKET LICENSEE XX, INC.
                                        CRICKET HOLDINGS DAYTON, INC.
                                        MCG PCS LICENSEE CORPORATION, INC.
                                        BACKWIRE.COM, INC.

                                      CHASETEL REAL ESTATE HOLDING COMPANY, INC.
                                      CRICKET ALABAMA PROPERTY COMPANY
                                      CRICKET ARIZONA PROPERTY COMPANY
                                      CRICKET ARKANSAS PROPERTY COMPANY
                                      CRICKET CALIFORNIA PROPERTY COMPANY
                                      CRICKET COLORADO PROPERTY COMPANY
                                      CRICKET FLORIDA PROPERTY COMPANY
                                      CRICKET GEORGIA PROPERTY COMPANY, INC.
                                      CRICKET IDAHO PROPERTY COMPANY
                                      CRICKET ILLINOIS PROPERTY COMPANY
                                      CRICKET INDIANA PROPERTY COMPANY
                                      CRICKET KANSAS PROPERTY COMPANY
                                      CRICKET KENTUCKY PROPERTY COMPANY
                                      CRICKET MICHIGAN PROPERTY COMPANY
                                      CRICKET MINNESOTA PROPERTY COMPANY
                                      CRICKET MISSISSIPPI PROPERTY COMPANY
                                      CRICKET NEBRASKA PROPERTY COMPANY
                                      CRICKET NEVADA PROPERTY COMPANY
                                      CRICKET NEW MEXICO PROPERTY COMPANY
                                      CRICKET NEW YORK PROPERTY COMPANY, INC.
                                      CRICKET NORTH CAROLINA PROPERTY COMPANY
                                      CRICKET OHIO PROPERTY COMPANY
                                      CRICKET OKLAHOMA PROPERTY COMPANY
                                      CRICKET OREGON PROPERTY COMPANY
                                      CRICKET PENNSYLVANIA PROPERTY COMPANY
                                      CRICKET TEXAS PROPERTY COMPANY
                                      CRICKET UTAH PROPERTY COMPANY
                                      CRICKET WASHINGTON PROPERTY COMPANY
                                      CRICKET WISCONSIN PROPERTY COMPANY
                                      LEAP PCS MEXICO, INC.

                                      By:  /s/ S. Douglas Hutcheson
                                      Name:  S. Douglas Hutcheson
                                      Title:  Chief Financial Officer

                                                                EXHIBIT A TO THE
                                                              SECURITY AGREEMENT

                      FORM OF SECURITY AGREEMENT SUPPLEMENT

                                         [Date of Security Agreement Supplement]
  ___________________________________,
   as the Collateral Agent for the
   Secured Parties referred to in the
   Credit Agreement referred to below
  ___________________________________
   ___________________________________
   Attn: ___________________

                               [Name of Borrower]

Ladies and Gentlemen:

            Reference is made to (i) the Credit Agreement dated as of January 10, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Cricket Communications, Inc., a Delaware corporation, as the Borrower, Leap Wireless International Inc., the Lenders party thereto, Bank of America, N.A., as administrative agent (together with any successor administrative agent appointed pursuant to Article IX of the Credit Agreement, the "ADMINISTRATIVE AGENT"), and _______________, as administrative agent for the Lenders, and (ii) the Security Agreement dated January 10, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") made by the Grantors from time to time party thereto in favor of the Bank of America, N.A., as collateral agent (together with any successor collateral agent appointed pursuant to Article IX of the Credit Agreement, the "COLLATERAL AGENT") for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

            SECTION 1. Grant of Security. The undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

            SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

            SECTION 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through X to Schedules I through X, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

            SECTION 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 9 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

            SECTION 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

            SECTION 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                         Very truly yours,

                                         [NAME OF ADDITIONAL GRANTOR]

                                         By ____________________________________
                                            Title:

                                                   Address for notices:
                                                   _____________________________
                                                   _____________________________
                                                   _____________________________

                                                                EXHIBIT B TO THE
                                                              SECURITY AGREEMENT

                          FORM OF CONSENT AND AGREEMENT

            The undersigned hereby (a) acknowledges notice of, and consents to the terms and provisions of, the Security Agreement dated January 10, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT", the terms defined therein being used herein as therein defined) from ____________________ (the "GRANTOR") and certain other grantors from time to time party thereto to Bank of America, N.A., as Collateral Agent (the "COLLATERAL AGENT") for the Secured Parties referred to therein, (b) consents in all respects to the pledge and assignment to the Collateral Agent of all of the Grantor's right, title and interest in, to and under the Assigned Agreement (as defined below) pursuant to the Security Agreement, (c) acknowledges that the Grantor has provided it with notice of the right of the Collateral Agent in the exercise of its rights and remedies under the Security Agreement to make all demands, give all notices, take all actions and exercise all rights of the Grantor under the Assigned Agreement, and (d) agrees with the Collateral Agent that:

            (1) A true copy of the agreement between the undersigned and the Grantor dated ____________, ____ (the "ASSIGNED AGREEMENT"), including, without limitation, all amendments, modifications, restatements and supplements is attached hereto as Schedule 1. The Assigned Agreement is in full force and effect, and the undersigned is not aware of any default under the Assigned Agreement or any event that would give any party the right to terminate or rescind the Assigned Agreement. No prepayments have been made of any amounts to become due under the Assigned Agreement.

            (2) The undersigned will make all payments to be made by it under or in connection with the Assigned Agreement directly to an Other Deposit Account or otherwise in accordance with the instructions of the Collateral Agent.

            (3) All payments referred to in paragraph 2 above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from any Secured Party for any reason any such payment once made.

            (4) The Collateral Agent or its designee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

            (5) The undersigned will not, without the prior written consent of the Collateral Agent, (i) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof, or (ii) amend, amend and restate, supplement or otherwise modify the Assigned Agreement, except, in each case, to the extent otherwise permitted under the Credit Agreement referred to in the Security Agreement.

            (6) In the event of a default by the Grantor in the performance of any of its obligations under the Assigned Agreement, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreement which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable the undersigned to terminate or suspend its obligations under the Assigned Agreement, the undersigned shall not terminate the Assigned Agreement until it first gives the Collateral Agent written notice of the default and permits the Collateral Agent to cure the default within a period of [30] [60] days after the later of (i) notice of default having been given to the Collateral Agent by the undersigned and
      (ii) the expiration of the applicable cure period provided in the Assigned Agreement for the Grantor to cure the default.

            (7) The undersigned shall deliver to the Collateral Agent, concurrently with the delivery thereof to the Grantor, a copy of each notice, request or demand given by the undersigned pursuant to the Assigned Agreement.

            (8) Except as specifically provided in this Consent and Agreement, neither the Collateral Agent nor any other Secured Party shall have any liability or obligation under the Assigned Agreement as a result of this Consent and Agreement, the Security Agreement or otherwise.

            (9) Upon the enforcement of the Security Agreement by the Collateral Agent and the transfer of the Assigned Agreement to a transferee, the undersigned will [recognize the transferee] [not unreasonably withhold its consent to the recognition of the transferee] as the counterparty to the Assigned Agreement in the place and stead of the Grantor.

            This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.

Dated:  _______________, ____                        [NAME OF OBLIGOR]

                                                     By_________________________
                                                        Title:

                                                                EXHIBIT C TO THE
                                                              SECURITY AGREEMENT

                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

            This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP SECURITY AGREEMENT") dated ________, ____, is made by the Persons listed on the signature pages hereof (collectively, the "GRANTORS") in favor of ____________________ (" "), as collateral agent (the "COLLATERAL AGENT") for the Secured Parties (as defined in the Credit Agreement referred to below).

            WHEREAS, Cricket Communications, Inc., a Delaware corporation, has entered into a Credit Agreement dated as of January 10, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), with Bank of America, N.A. ("BANK OF AMERICA"), as Administrative Agent, Bank of America, as Collateral Agent, and the Lenders party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

            WHEREAS, as a condition precedent to the making of Loans and the issuance of Letters of Credit by the Lenders under the Credit Agreement and the entry into Secured Hedge Agreements by the Hedge Banks from time to time, each Grantor has executed and delivered that certain Security Agreement dated January 10, 2005 made by the Grantors to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT").

            WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

            SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor's right, title and interest in and to the following (the "COLLATERAL"):

                  (i) the patents and patent applications set forth in Schedule A hereto (the "PATENTS");

                  (ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the "TRADEMARKS");

                  (iii) all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the "COPYRIGHTS");

                  (iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

                  (v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

                  (vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

            SECTION 2. Security for Obligations. This IP Security Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "SECURED OBLIGATIONS").

            SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

            SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

            SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                       CRICKET COMMUNICATIONS, INC.

                                       By_______________________________________
                                          Name:
                                          Title:

                                       Address for Notices:
                                       _________________________________________
                                       _________________________________________
                                       _________________________________________

                                       [NAME OF GRANTOR]

                                       By_______________________________________
                                          Name:
                                          Title:

                                       Address for Notices:
                                       _________________________________________
                                       _________________________________________
                                       _________________________________________

                                       [NAME OF GRANTOR]

                                       By_______________________________________
                                          Name:
                                          Title:

                                       Address for Notices:
                                       _________________________________________
                                       _________________________________________
                                       _________________________________________

                                       [ETC.]

                                                                EXHIBIT D TO THE
                                                              SECURITY AGREEMENt

           FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

            This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this "IP SECURITY AGREEMENT SUPPLEMENT") dated ________, ____, is made by the Person listed on the signature page hereof (the "GRANTOR") in favor of __________________ ______________ (" "), as collateral agent (the "COLLATERAL
AGENT") for the Secured Parties (as defined in the Credit Agreement referred to below).

            WHEREAS, Cricket Communications, Inc., a Delaware corporation, has entered into a Credit Agreement dated as of January 10, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), with Bank of America, N.A. ("BANK OF AMERICA"), as Administrative Agent, Bank of America, as Collateral Agent, and the Lenders party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

            WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain Security Agreement dated January 10, 2005 made by the Grantor and such other Persons to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") and that certain Intellectual Property Security Agreement dated January 10, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP SECURITY AGREEMENT").

            WHEREAS, under the terms of the Security Agreement, the Grantor has granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

            SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor's right, title and interest in and to the following (the "COLLATERAL"):

                  (i) the patents and patent applications set forth in Schedule A hereto (the "PATENTS");

                  (ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the "TRADEMARKS");

                  (iii) the copyright registrations and applications and
            exclusive copyright licenses set forth in Schedule C hereto (the "COPYRIGHTS");

                  (iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

                  (v) all any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

                  (vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the foregoing or arising from any of the foregoing.

            SECTION 2. Supplement to Security Agreement. Schedule VI to the Security Agreement is, effective as of the date hereof, hereby supplemented to add to such Schedule the Additional Collateral.

            SECTION 3. Security for Obligations. This IP Security Agreement Supplement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "SECURED OBLIGATIONS").

            SECTION 4. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer to record this IP Security Agreement Supplement.

            SECTION 5. Grants, Rights and Remedies. This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Additional Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

            SECTION 6. Governing Law. This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

            IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                              [NAME OF GRANTOR]

                                              By________________________________
                                                 Name:
                                                 Title:

                                              Address for Notices:
                                              __________________________________
                                              __________________________________
                                              __________________________________

                                                                EXHIBIT E TO THE
                                                              SECURITY AGREEMENt

            FORM OF CONSENT TO ASSIGNMENT OF LETTER OF CREDIT RIGHTS

To:   Bank of America, N.A., as Collateral Agent
      [____________________]
      [____________________]
      [____________________]

      [INSERT NAME OF BENEFICIARY], as Beneficiary
      [____________________]
      [____________________]
      [____________________]

            We refer to the [INSERT ALL IDENTIFYING INFORMATION WITH RESPECT TO RELEVANT LETTER OF CREDIT] (as it may be amended, supplemented or otherwise modified from time to time, the "Letter of Credit")[, a true copy of which is attached hereto]. The Letter of Credit has been established in favor of [INSERT NAME OF BENEFICIARY], as beneficiary (the "Beneficiary"), and we are the [issuing bank (the "Issuing Bank")][nominated person (the "Nominated Person")] required to give value thereunder pursuant to one [or more] drawing[s] upon the satisfaction of the conditions stated in the Letter of Credit. The liability of the [Issuing Bank][Nominated Person] for action or omissions under the Letter of Credit is governed by the laws of [INSERT RELEVANT JURISDICTION], as chosen by agreement in the Letter of Credit. [To the knowledge of the undersigned,] the signatories to this consent letter are the only persons obligated to give value under the Letter of Credit.

            We hereby confirm that there is no term in the Letter of Credit or other restriction which prohibits, restricts or requires any person's consent to the Beneficiary's assignment of or creation of a security interest in the rights to payment or performance under the Letter of Credit. We hereby consent to and acknowledge the assignment by the Beneficiary of all proceeds of and rights to payment and performance under the Letter of Credit in favor of Bank of America, N.A., as collateral agent (the "Collateral Agent") pursuant to the Security Agreement dated as of January 10, 2005 executed by the Beneficiary and other parties thereto, as Grantor, in favor of the Collateral Agent, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time (the "Security Agreement").

            We hereby agree to pay, irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off, all proceeds of the Letter of Credit that would otherwise be paid to the Beneficiary directly to the Collateral Agent to the following account:

                             [____________________]
                             [____________________]
                             [____________________]

            We hereby confirm and agree that the Letter of Credit is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and that the Collateral Agent shall have no liability or obligation under or with respect to the Letter of Credit or any document related thereto as a result of this consent letter, the Security Agreement or otherwise.

            This consent letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same consent letter. Delivery of an executed counterpart of a signature page to this consent letter by telecopier shall be effective as delivery of an original executed counterpart of this consent letter.

            This consent letter shall be governed by, and construed in accordance with, the laws of the State of New York.

                                              [NAME OF ISSUING BANK]

                                               By: _____________________________
                                                   Name:
                                                   Title:

                                               [NAME OF NOMINATED PERSON]

                                               By: _____________________________
                                                   Name:
                                                   Title:

The above is acknowledged and agreed to:

[NAME OF GRANTOR/BENEFICIARY]

By_____________________________________
Name:__________________________________
Title:_________________________________

Address for Notices:
_______________________________________
_______________________________________
_______________________________________